SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                January 18, 2000

                             3TEC ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         0-21702                                         76-0624573
 (Commission File Number)                   (IRS Employer Identification Number)


          Two Shell Plaza, 777 Walker, Suite 2400, Houston, Texas 77002
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 222-6275
              (Registrant's Telephone Number, Including Area Code)

                  1221 Lamar, Suite 1020, Houston, Texas 77010
                                (Former Address)

ITEM  5.  OTHER  EVENTS.

Reverse  Stock  Split
---------------------

     On January 18, 2000, 3TEC Energy Corporation ("3TEC") announced stockholder approval of an amendment to 3TEC's Certificate of Incorporation to effect a 1-for-3 reverse stock split of the outstanding shares of 3TEC's $.02 par value Common Stock. The reverse split was effective as of the beginning of business on January 18, 2000. Until approximately February 15, 2000, 3TEC's Common Stock will trade on the NASDAQ SmallCap Market under the symbol "TTEND" to distinguish the post-split shares from the pre-split shares. Thereafter, the trading symbol will revert to "TTEN."

     As a result of the reverse stock split, the number of shares of Common Stock subject to outstanding options and warrants granted by 3TEC will be reduced by two-thirds, and the per share exercise price of the outstanding options and warrants will be increased by a multiple of three, to place the option and warrant holders in the same relative position they had before the reverse stock split. Additionally, pursuant to the antidilution provisions of the certificates of designation of 3TEC's Series B Preferred Stock and Series C Preferred Stock (collectively, "Preferred Stock"), the conversion ratio of each outstanding series has been automatically revised to one third of a share of Common Stock for each outstanding share of Preferred Stock.

     As previously described in 3TEC's definitive proxy statement filed with the Securities and Exchange Commission on January 11, 2000, 3TEC entered into an Agreement and Plan of Merger on December 21, 1999, with Magellan Exploration, LLC ("Magellan") and the other parties named therein (the "Magellan Agreement"). Pursuant to the terms of the original Magellan Agreement, 3TEC was to issue as consideration in the acquisition of Magellan 3,300,000 shares of Common Stock, warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $10.00 per share, and 1,875,000 shares of Series D Preferred Stock having a redemption value of $8.00 per share and convertible into 1,875,000 shares of Common Stock. In addition, the Second Amendment to the Agreement and Plan of Merger, entered into on February 2, 2000, decreased slightly the number of shares to be issued by 3TEC in the transaction. The Magellan Agreement, as so amended to reflect the effect of the reverse stock split and the share reduction, provides, on a post-split basis, that 3TEC will issue 1,085,934 shares of its Common Stock, warrants to purchase 333,333 shares of Common Stock at an exercise price of $30.00 per share, and 617,008 shares of its Series D Preferred Stock having a redemption value of $24.00 per share, with each share of Series D Preferred Stock being convertible into one share of post-split Common Stock.

     A form of the amendment to 3TEC's Certificate of Incorporation was filed as Exhibit A to the definitive proxy statement filed by 3TEC on January 3, 2000. The First Amendment and Second Amendment to the Magellan Agreement are filed as Exhibits 2.1 and 2.2 hereto. The January 18, 2000, press release is filed herewith as Exhibit 99.1.

Current  Officers  of  3TEC
---------------------------

     The board of directors of 3TEC have elected the following persons to serve as officers of 3TEC:

                                 MANAGEMENT


NAME                    AGE              POSITION(S) HELD               SINCE
----------------------  ---  -----------------------------------------  -----

Floyd C. Wilson          52  Chairman, President, Chief Executive        1999
                             Officer and Treasurer


Stephen W. Herod         40  Executive Vice President, Chief Financial   1997
                             Officer, Secretary and Director


Richard K. Stoneburner   46  Vice President - Exploration                1999


Mark S. Holt             44  Vice President - Land                       1999


Earl Ringeiser           65  Vice President - Production                 1999


Terry W. Gautier         43  Controller                                  1999

          FLOYD C. WILSON, Chairman, President and Chief Executive Officer, joined us on August 27, 1999, concurrent with the investment by 3TEC Energy Company LLC ("3TEC LLC"). Mr. Wilson founded 3TEC LLC in 1998. Mr. Wilson began his career in the energy business in Houston in 1970 as a completion engineer. He moved to Wichita in 1976 to start an oil and gas operating company, one of several private energy ventures which preceded the formation of 3TEC LLC. Mr. Wilson founded Hugoton Energy Corporation ("Hugoton") in 1987, and served as its Chairman, President, and Chief Executive Officer. In 1994, Mr. Wilson took Hugoton public, and sold the company in 1998 to Chesapeake Energy Corporation.

          STEPHEN W. HEROD has served as our Executive Vice President, Chief Financial Officer and Secretary since December 1999 and as a director since July 1997. From July 1997 to December 1999, Mr. Herod was our Vice President-Corporate Development. Mr. Herod served as Principal and a director of Shore Oil Company from April 1992 until the merger of Shore with us on June 30, 1997. He joined Shore's predecessor as Controller in February 1991. Mr. Herod was employed by Conquest Exploration Company from 1984 until 1991 in various financial management positions, including Operations Accounting Manager. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

          RICHARD K. STONEBURNER joined us in August 1999 and became Vice President-Exploration in December 1999. Mr. Stoneburner was employed by 3TEC as District Geologist from 1998 to 1999. Prior to joining us, Mr. Stoneburner worked as a geologist for Texas Oil & Gas, The Reach Group, Weber Energy Corporation, Hugoton and, independently through his own company, Stoneburner Exploration, Inc. Mr. Stoneburner has over 20 years of experience in the energy field.

          MARK S. HOLT joined us in August 1999 and became Vice President-Land in December 1999. 3TEC LLC employed Mr. Holt as District Landman from 1998 to 1999. From 1985 to 1998, Mr. Holt was the owner of Holt Resources, which provided land consulting services to various oil and gas companies and operators. From 1979 to 1985, Mr. Holt was the Senior Landman for Sun Oil Company.

          EARL W. RINGEISEN joined us in August 1999 and became Vice President-Production in December 1999. From 1998 to 1999, Chesapeake Energy Corporation employed Mr. Ringeisen as their Kansas District Manager. Mr. Ringeisen served as Hugoton's Vice President of Operations from 1993 to 1998. From 1987 to 1993, Mr. Ringeisen served as Production Superintendent for Hugoton.

          TERRY W. GAUTIER joined us as Controller in December 1999. From July 1990 to November 1999, Mr. Gautier was employed by Floyd Oil Company as Vice President, Chief Accounting Officer and Controller. 3TEC purchased substantially all of Floyd Oil Company's assets in November 1999. Prior to joining Floyd Oil Company, Mr. Gautier was employed by Pelto Oil Company for six years, serving the last two as Controller. From 1978 to 1983, Mr. Gautier was an Audit Senior with Touche Ross and Co. He is a certified public accountant.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.  The  following  exhibits  are  filed  herewith:

     2.1 First Amendment to Agreement and Plan of Merger, effective as of January 14, 2000, by and among 3TEC Energy Corporation, 3TM Acquisition L.L.C., Magellan Exploration, LLC, ECIC Corporation, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., and Pel-Tex Partners, L.L.C.

     2.2 Second Amendment to Agreement and Plan of Merger, effective as of February 2, 2000, by and among 3TEC Energy Corporation, 3TM Acquisition L.L.C., Magellan Exploration, LLC, ECIC Corporation, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., and Pel-Tex Partners, L.L.C.

     99.1 Press Release dated January 18, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        3TEC  Energy  Corporation
                                        (Registrant)

Date:  February  3,  2000               By:  /s/  Stephen  W.  Herod
                                           ------------------------------
                                        Stephen W.  Herod
                                        Executive Vice President and
                                        Chief  Financial  Officer

                                INDEX TO EXHIBITS

     2.1 First Amendment to Agreement and Plan of Merger, effective as of January 14, 2000, by and among 3TEC Energy Corporation, 3TM Acquisition L.L.C., Magellan Exploration, LLC, ECIC Corporation, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., and Pel-Tex Partners, L.L.C.

     2.2 Second Amendment to Agreement and Plan of Merger, effective as of February 2, 2000, by and among 3TEC Energy Corporation, 3TM Acquisition L.L.C., Magellan Exploration, LLC, ECIC Corporation, EnCap Energy Capital Fund III, L.P., EnCap Energy Acquisition III-B, Inc., BOCP Energy Partners, L.P., and Pel-Tex Partners, L.L.C.

     99.1 Press Release dated January 18, 2000.